UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       December 22, 2006

BALLY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-4281	88-0104066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd.
Las Vegas, Nevada		89119
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

In connection with the submission by Bally Technologies, Inc. (the “Company”) of its Section 303A Annual Written Affirmation to the New York Stock Exchange (the “NYSE”), at the NYSE’s request, the Company is filing this Current Report on Form 8-K to set forth the various corporate governance matters required to be disclosed by Section 303A of the NYSE Listed Company Manual (the “Manual”).

Director Independence

As part of the Company’s Corporate Governance Guidelines (the “Guidelines”), the Board of Directors has adopted Categorical Standards for Independence, which are attached as Exhibit 99.1, and are incorporated herein by reference (the “Standards”).  As required by Section 303A.02 of the Manual, the Board of Directors has affirmatively determined that the following directors are independent under Section 303A.02 of the Manual and the Standards:  Messrs. Jacques André, Robert Guido, Stephen Race, David Robbins and Kevin Verner.  In addition, as further required by Section 303A.02 of the Manual, the Board has affirmatively determined that, other than in respect of their positions as directors, no material relationship exists between the Company and any independent director.

Executive Sessions of Non-Management Directors

As required by the Guidelines and Section 303A.03 of the Manual, the Company’s non-management directors hold regularly scheduled executive sessions without management present.  The Board of Directors has designated that the Chairman of the Board shall serve as Presiding Director of these executive sessions of non-management directors.  Mr. Robbins, the Chairman, currently serves as the Presiding Director.  Parties interested in communicating directly with the Presiding Director, or with non-management directors as a group, may do so by writing to Board of Directors, Bally Technologies, Inc., 6601 South Bermuda Road, Las Vegas, Nevada 89119, or by email to boardofdirectors@ballytech.com, in either case indicating to whose attention the communication should be directed.

Certification Requirements

As a result in the previously disclosed delay in the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006 (the “10-K”), the Company has not yet completed the preparation of its audited financial statements for the fiscal year ended June 30, 2006.  Therefore, the Company has not yet distributed its Annual Report with the disclosure required by Section 303A.12(a) with respect to the submission of the CEO certification to the NYSE as to the Company’s compliance with the NYSE corporate governance listing standards and the filing of the Company’s certification exhibits required by Section 302 of the Sarbanes-Oxley Act.

The Company will be submitting its CEO Certification to the NYSE in respect of the fiscal year ended June 30, 2006 without qualification, and will file the Company’s certification exhibits required by Section 302 of the Sarbanes-Oxley Act along with the Form 10-K upon the completion of the preparation of the related audited financial statements.  The Company will also include this disclosure required by Section 303A.12(a) in its Annual Report.

Availability of Corporate Governance Documents

The Board of Directors has a standing Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee.  Each committee is governed by a charter adopted by the Board of Directors.  The charters of the Audit, Nominating and Corporate Governance, and Compensation Committees, as well as the Guidelines and the Company’s Code of Business Conduct and Ethics are available on the Company’s website (www.ballytech.com) by following the links to “Investor Relations” and “Governance,” or in print upon written request to the Company to Corporate Secretary, Bally Technologies, Inc., 6601 South Bermuda Road, Las Vegas, Nevada 89119.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99.1         Company’s Categorical Standards for Determining Director Independence.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BALLY TECHNOLOGIES, INC.

By:	/s/ Mark Lerner
Mark Lerner
Senior Vice President, General Counsel and Secretary

Dated: December 22, 2006